UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2025

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	VMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANTORY NOTE

Vulcan Materials Company (“Vulcan”) is filing this Amendment No. 1 (this “Amendment No. 1”) to Vulcan’s Current Report on Form 8-K, filed on October 14, 2025 (the “Original Report”), to update the disclosures contained therein under Item 5.02, which are hereby supplemented and amended by the disclosure contained in Item 5.02 of this Amendment No. 1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original Report, on October 10, 2025, following a comprehensive succession planning process, the Board of Directors (the “Board”) of Vulcan elected Ronnie A. Pruitt, who currently serves as Chief Operating Officer of Vulcan, as the next Chief Executive Officer of Vulcan, effective January 1, 2026 (the “Effective Date”). At that time, J. Thomas Hill will step down from his position as Chief Executive Officer and continue to serve on the Board as its Executive Chairman.

On December 12, 2025, upon the recommendation of the Compensation & Human Capital Committee of the Board (the “Committee”), the Board approved the following elements of Mr. Pruitt’s compensation arrangement as Chief Executive Officer, effective as of the Effective Date: (i) an annual base salary of $1,000,000; (ii) a target short-term incentive (“Target STI”) opportunity of 135% of annual base salary; and (iii) a target long-term incentive (“Target LTI”) award opportunity of 700% of annual base salary.

Further, upon the recommendation of the Committee, the Board also approved the following elements of Mr. Hill’s compensation arrangement as Executive Chairman, effective as of the Effective Date: (i) an annual base salary of $1,000,000; (ii) a Target STI opportunity of 135% of annual base salary; and (iii) a Target LTI award opportunity of 300% of annual base salary.

On December 12, 2025, Mr. Pruitt was also elected to the Board effective as of the Effective Date. He will stand for re-election to the Board at the Company’s 2026 Annual Meeting of Shareholders. There are no arrangements or understandings between Mr. Pruitt and any other persons pursuant to which he was selected as a director. Mr. Pruitt does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY

Date: December 12, 2025	By:	/s/ Denson N. Franklin III
Name:	Denson N. Franklin III
Title:	Senior Vice President, General Counsel and Secretary